SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                         ------------------------


                                FORM 8-K

                             CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):   AUGUST 15, 1995
                                     ----------------------------------


                       SOMATIX THERAPY CORPORATION
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            (Exact name of registrant as specified in charter)


    DELAWARE                      0-14758               94-2762045
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(State or Other Jurisdiction     (Commission        (IRS Employer
    of Incorporation)            File Number)       Identification No.)


850 MARINA VILLAGE PARKWAY, ALAMEDA, CALIFORNIA              94501
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number,
including area code:  (510) 748-3000
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------------------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report.)



                               Page 1 of 4

                         Exhibit Index on Page 4

Item 5.  Other Events

          On June 22, 1995, the Board of Directors of Somatix Therapy Corporation (the "Company") approved a $20 million investment in the Company by Bristol-Myers Squibb Company ("Bristol-Myers") in return for certain rights in the area of cancer gene therapy.

          Bristol-Myers made an initial equity investment of $10 million in the Company's stock at a premium to the market. After January 1, 1996, and subject to the Company's obtaining release from regulatory agencies to start a Phase II clinical trial for its GVAX [TRADEMARK] 1/ cancer vaccine, Bristol-Myers will purchase an additional $10 million of the Company's stock, also at a premium to the market.

          In addition to an equity investment in the Company, Bristol-Myers will have a five year right of first offer with regard to collaborations with the Company in any of its internally initiated oncology programs. The Company will notify Bristol-Myers of its intention to seek a corporate partner, thus giving Bristol-Myers an early opportunity to expand its relationship with the Company.

          As part of the agreement, Leon E. Rosenberg, M.D., President of Bristol-Myers Pharmaceutical Research Institute, will be nominated to the Company's Board of Directors. In addition, the companies will meet twice annually to review scientific and clinical accomplishments at the Company and to discuss specific areas of potential collaboration.

          Copies of the Press Release announcing Bristol-Myers' investment and the Stock Purchase Agreement entered into between the Company and Bristol-Myers are attached hereto as Exhibits 5.1 and 5.2, respectively, and each such document is hereby incorporated by reference in its entirety.

____________________

1/ GVAX is a trademark of Somatix Therapy Corporation.


Item 7.  Exhibits

      Exhibit No.                  Description
      -----------                  -----------

         99.1             Press Release dated August 15, 1995.

         99.2*            Stock Purchase Agreement, dated August 15,
                         1995, between Somatix Therapy Corporation and Bristol-Myers Squibb Company

____________________

* Confidential treatment has been requested as to certain portions of this agreement.
                                2.

                             SIGNATURES
                             ----------

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 20, 1995       SOMATIX THERAPY CORPORATION
                                      (Registrant)


                                By:     Mark N.K. Bagnall
                                        ------------------------------
                                Name:   Mark N.K. Bagnall
                                Title:  Vice President, Chief
                                        Financial Officer and Secretary


                                3.

                     Somatix Therapy Corporation
                           Exhibit Index
                            to Form 8-K



                                                           Sequentially
                                                             Numbered
Exhibit No.                   Description                      Page
-----------                   -----------                  ------------

99.1                  Press Release, dated August 15, 1995.       5

99.2*                 Stock Purchase Agreement, dated             9
                     August 15, 1995, between Somatix
                     Therapy Corporation and Bristol-
                     Myers Squibb Co.


__________________________

* Confidential treatment has been requested as to certain portions of this agreement.